Exhibit 99.1
March 2012
Business
Update

Disclaimer
The following information is furnished to Aemetis investors for the purpose of updating them on current key facts with respect to the Company and its business strategies in light of the fact that the Company has not filed an Annual Report on Form 10-K since March 2010 or a Quarterly Report on Form 10-Q since December 2010.
Certain of the statements contained herein may be statements of future expectations and other forward-looking statements that are based on management's current views and assumptions and involve known and unknown risks and uncertainties that could cause actual results, performance or events to differ materially from those expressed or implied in such statements. In addition to statements which are forward-looking by reason of context, the words “may, will, should, expects, plans, intends, anticipates, believes, estimates, predicts, potential, or continue” and similar expressions identify forward-looking statements.
Actual results, performance or events may differ materially from those in such statements due to, without limitation, (i) general economic conditions, (ii) ethanol and gasoline prices,
(iii) commodity prices, (iv) distillery grain soluble markets, (v) persistency levels, (vi) transportation rates for rail/trucks, (vii) interest rate levels, (viii) ethanol imports, (ix) changing levels of competition, (x) changes in laws and regulations, including govt. support/incentives for biofuels, (xi) changes in process technologies, (xii) the impact of acquisitions, including related integration issues, (xiii) reorganization measures and (xiv) general competitive factors on a local, regional, national and/or global basis, (xv) natural gas and steam prices, and (xvi) chemicals and enzyme prices.
Many of these factors may be more likely to occur, or may be more pronounced, as a result of terrorist activities.
The company assumes no obligation to update any forward-looking information contained herein, and assumes no liability for the accuracy of any of the information presented herein as of a future date.

Company Overview
• International industrial biotechnology company focused on development and commercialization of innovative industrial biotechnologies that produce renewable substitutes for traditional petroleum-based chemicals and fuels
• Commercially established business with $200mm annualized run-rate revenues1; Company built and operates plants in U.S. and India
• Patented technology platform based on a unique patented aerobic marine organism and propagation process that the Company believes will enable it to manufacture a variety of high-margin biochemical and renewable fuels products for large markets using renewable and readily available feedstocks
• A major component of the Company’s biochemical platform is the development of isoprene, a chemical with a broad range of commercial applications, including the production of Tires, Adhesives, Personal Care Products, and Mechanical Goods. To date, isoprene has typically been produced as a by-product of other processes, which has led to unpredictability of supply and price. Aemetis’ technology enables the production of isoprene as a stand-alone product and provides a solution to supply and price volatility
• Technology platform enables Company to expand existing biorefineries, thereby substantially reducing capital expenditures, construction time and startup costs associated with building plants for processing biomass into renewable chemicals and fuels
• Strategy to quickly commercialize technologies by leveraging investments already made in Aemetis’ existing biorefineries and to joint venture with existing biofuel plants, providing technology licenses, engineering/construction management, personnel training, and ongoing product marketing
 - In advanced negotiations with potential JV partners for multiple biofuel plants
• Operates 55MGY nameplate capacity ethanol plant in Keyes, California
• Operates 50MGY nameplate capacity integrated chemicals and fuels manufacturing facility in Kakinada, Andhra Pradesh, India; developed unique technology that uses non-food feedstock for 100% of production
• 120 full-time employees in offices and plant sites in Cupertino, California; Keyes, California; Billings, Montana; Kakinada, India and Hyderabad, India
Next Generation renewable chemicals and fuels company with disruptive technology supplying large global markets
Note:
1 Based on Q4 2011 revenues

Corporate Structure
Aemetis, Inc.
Aemetis Advanced
Fuels
Aemetis
International
Aemetis
Technologies
Aemetis Americas
Biofuels
Marketing
Retrofitted and
operates 55MGY
ethanol plant in
Keyes, California
Built, owns and
operates 50MGY
chemicals and
fuels plant in
Kakinada, India
Four awarded
patents, 7 filed patents
and 4 licensed patents
on advanced chemicals
and fuels technology
Owns land for
future
development
projects in
Midwestern U.S.
Licensed as
biofuels marketer,
blender and
distributor
Aemetis lab and
technical staff
University of
Maryland Biotech
Center

Large Addressable Markets	• Targeting three large markets: biochemicals, renewable fuels, food & feed – targeted biochemicals market is $3bn[1] – targeted renewable fuels market is $40bn[2] – targeted food & feed market is $6bn[3]
Cost Advantaged Relative to Petroleum	• Attractive product line margins for targeted end products; most bio-based chemicals provide 35-50% gross margins • Capital upgrade costs are ~$3.00 per gallon of annual capacity for expansion of existing biofuel plants • Company already produces renewable chemicals from less-expensive, non-food, renewable feedstocks for textile, paint and other industrial applications
Capital-light Model	• Commercial deployment strategy optimized for existing biorefinery infrastructure • Capital-light retrofits enable drop-in products using existing ethanol infrastructure and facilities under JV or license structure • Strategy allows substantially lower capital outlays and faster commercial deployment schedule than construction of new production facilities
Clear Path to Commercialization	• Small number of plants required to be expanded to achieve significant annual positive cash flow • Company in discussions with potential JV partners regarding the expansion of 7 existing biofuel plants • Bio-based chemicals are valued at up to 300% of ethanol per gallon, with same feedstock and similar processing costs • Company's integrated production facilities in U.S. and India currently produce renewable chemicals for pharmaceutical, textile, paint, food and fuels industries
De-Risked Business Model and Validated Technology	• Aemetis Biorefinery™ joint ventures with existing ethanol plants - Aemetis receives 75% of ongoing cash flow from JV[4] • Aemetis contributes initial equity, technology, operational training and marketing expertise; JV partner contributes assets and operational management[4] • Z-Microbe™ microbial bioreactor produces chemicals and fuels from variety of renewable feedstocks such as sugar, starch and cellulose • ATSCH™ process (Ambient Temperature Starch/Cellulose Hydrolysis) biorefines renewable feedstocks to produce advanced fuels at low energy cost • Four awarded patents, 7 filed patents and 4 licensed patents on advanced chemicals and fuels technology
Strong Management Team	• Experienced team with a proven track record in building and operating renewable chemicals and fuels facilities in U.S. and India • Management team offers exceptional combination of managerial, scientific, operational, business development and marketing expertise

AEMETIS

Key Highlights
Notes:
1 SBI Energy Study Summary: “Biorenewable Chemicals World Market”
2 Only includes US ethanol market; excludes $5 billion biodiesel market and multi-billion dollar jet fuel market
3 Renewable Fuels Association 2011 Annual Report, US Department of Agriculture News, February 2012
4 Indicative Terms

Sugar, Starch,
Cellulose, Non-food
Stearine, Natural Oils
Distillers Grain and
Edible Oils

AEMETIS

Next Generation Product Platforms
Aemetis technology can significantly impact a wide array of products and markets
Fossil fuel petroleum is the fundamental source of chemicals and fuels with global demand in 2010 estimated at approximately $3.0 trillion
• Recent fundamental trends including increased petroleum demand (especially from emerging markets), limited new supply, price volatility and changing regulatory framework have increased the need for economical, renewable and environmentally sensitive alternatives to petroleum
• Aemetis’ biotechnologies enable production of chemicals such as isoprene, monoterpenes and long chain hydrocarbons (diesel and jet fuel) from renewable cellulosic biomass instead of fossil fuels, at economically attractive costs
•  Isoprene alone represents a $2 billion market supplying various product markets including tires, adhesives, personal care products and mechanical goods
Biochemicals Projects
Sources: SBI Energy Study Summary: “Biorenewable Chemicals World Market”, Renewable Fuels Association 2011 Annual Report
Note:
1 Only includes US ethanol market; excludes $5 billion biodiesel market and multi-billion dollar jet fuel market
Biochemicals
Renewable
Fuels
Food & Feed
Platform
Feedstock
Market Size
Products
Sugar, Starch,
Cellulose, Non-food
Stearine, Natural Oils
$3 billion
$40 billion1
$6 billion
Isoprene,
Monoterpenes,
Pharma Glycerin
Advanced Ethanol,
Diesel, Jet Fuel
Sugar, Starch,
Cellulose, Non-food
Stearine, Natural Oils

Project Development History
US
• 2007—Acquired Energy Enzymes, Inc., a cellulosic technology company which had developed patent-pending ambient temperature enzymes that can produce biofuels from traditional feedstock and other renewable, non-
 food biomass. Technology immediately deployable at existing corn ethanol plants, enabling lower operating costs and improved margins via reduction in gas and water used in the process and the replacement of up to 25% of traditional corn feedstock with cellulosic material
• 2008—Built and commissioned 9,000 square foot integrated cellulose and starch ethanol commercial demonstration facility in Butte, Montana. At plant, Company evaluated various types of biomass, including wheat straw, corn stover, and sugar cane bagasse, to optimize its technology
• 2010-early 2011—Retrofitted and started operations of 55MGY ethanol plant in Keyes, California, near Modesto. Currently at 2.9 gallons per bushel ethanol yield (among highest yields in the industry)
India
• Chemicals and biofuel produced by transesterification process. Non-edible stearin feedstock reacts with methanol in presence of catalyst to produce biofuel and crude glycerin. Aemetis refines crude glycerin into refined glycerin for sale to pharmaceutical, paint, food and cosmetic companies
• Non-food feedstock technology employed in production process enables
 Company to reduce costs significantly. Methyl Esters currently produced from stearin, a non-edible feedstock sourced from suppliers in India.
 Feedstock flexibility reduces exposure to commodity price fluctuations
• 2009—Obtained necessary permits and approvals to sell biofuel into
 Europe, U.S. and Indian domestic market on ongoing basis by receiving advance licenses for duty free import of feedstock
Renewable Fuels
Note:
1 Based on Q4 2011 revenues
• Business divided into two categories:
Food
• October 2011—Company completed construction of refining unit and obtained permits to sell into domestic food markets in India
• The Company’s plant in Kakinada, India employs a refining process which produces both food-grade oils and stearin
• The oils are further refined into oleans which are processed into edible oil products, including cooking oil, baking oil and other related products
Feed
• April 2011— Production of Wet Distillers Grains (WDG) and deliveries to more than
 200 dairies and feed lots in California
• DG is a high protein, high-energy livestock and animal feed supplement produced as a by-product of ethanol production. According to the Renewable Fuels Association, the
 estimated market value of feed co-products from ethanol production in 2009 was $3.5 billion (approximately 30.5 million metric tons) and currently is more than $6 billion
• At the Keyes plant, the Company sells WDG to the local dairy industry. By removing the drying step and thus reducing the plant’s overall energy consumption, the
 Company has lowered costs while selling the WDG at a slight premium over dried DG
• Current 2011 revenues from sales of WDG are $40 million run-rate1
• Initial target market is California market; largest dairy market in US
Food & Feed

Sugar/Starch/Cellulose Biomass
Metabolism
Energy
CO_2
Precursors
Isoprenes
Synthetic rubber and medical latex ($3 bn market, including Monoterpene market)
Monoterpenes
Flavorings, Pharmaceuticals ($3bn market, including Isoprene market)
Fuels
Jet Fuel and Green Diesel ($40bn US market)

November 2008—Phase I of Kakinada facility started commercial operations
2010-11—5 ethanol plants identified for expansion. Leased, retrofitted and started operations at 55MGY ethanol plant in Keyes, California
October 2011—Phase II of Kakinada facility completed for pharma-grade glycerin refinery and natural oil refining
2008
2009
2010
2011
2012
Since 2008—4 awarded patents, 7 filed patents and 4 licensed patents on advanced chemicals and fuels technology
2009—Obtained necessary permits and approvals to sell biodiesel into Europe, U.S. and Indian domestic market
2011—Currently $200 million per year revenues run rate[2], 105MGY current biofuels capacity, Isoprene production at Maryland Biotech Center lab from multiple feedstocks

Q1-Q2 2012—Isoprene product customer validation off-take
Q4 2012—Produce isoprene at Keyes, CA plant
FY 2013—Full year production of isoprene and other bio-chemicals
2012
2013
2014
Q1-Q3 2012—Design and construction of commercial demonstration plant for biochemicals and advanced fuels
Q2-Q4 2012—Sign multiple JV and license agreements for isoprene
Q3-Q4 2012—Signing off-take agreements for isoprene with key counterparties

AEMETIS

Technology and Milestones
Notes:
1 Represents targeted milestones, consistent with the Company’s strategy, and not projections
2 Based on Q4 2011 revenues
• Aemetis has 4 awarded patents, 7 filed patents and 4 licensed patents on advanced chemicals and fuels technology
• Core technologies of the integrated Aemetis BiorefineryTM include:
 – Z-Microbe aerobic marine organism acts as a nanoscale bioreactor to consume plant materials such as cellulose, starch and sugar to produce renewable chemicals and fuels
 – Consolidated BioProcessing (CBP) technology uses the Z-Microbe to convert feedstock into chemicals and fuels in one low-cost process
 – The Company's ATSCHTM (Ambient Temperature Starch/Cellulose
 Hydrolysis) enzymes and solid substrate enzyme production process expands an existing corn ethanol plant to produce chemicals and cellulosic ethanol from industrial starch and cellulosic feedstock at near ambient temperatures
 – Eliminates the up-front “cooking” process
 – Reduces water usage
 – Consolidated BioProcessing (CBP) technology simplifies enzyme pre-
 treatment and yeast fermentation processes into one step
• The Aemetis BiorefineryTM converts renewable feedstocks into high value chemicals and fuels
Consolidated Bio-Processing
Targeted Milestones1
Milestones Achieved to Date

Strategy and Sales & Marketing
• Deploy in U.S. patented aerobic marine organism, patented propagation process and proprietary enzymes in the Aemetis BiorefineryTM expansion of existing corn ethanol plants. The Company’s technology enables existing ethanol producers to significantly increase revenues by production of:
 – High margin renewable chemicals (including isoprene)
 - Cellulosic ethanol
 - Distillers Grain feed products
• The Company’s technology reduces operating expenses by lowering energy costs and water consumption; reduces feedstock costs by replacing up to 25% of total feedstock with cellulosic sources; and replaces corn starch with low-cost industrial starch. The Aemetis technology consolidates or removes many complex steps involved with converting biomass into fermentable sugars and then into chemicals, significantly reducing the time and cost of bio-refinery construction and operation
Strategy—North America
• Expand production of renewable chemicals for pharmaceutical, textile, paint and other industries from lower-cost, non-food feedstocks
• Sell biodiesel into international market during summer months when diesel and biodiesel use in Europe and United States increase with onset of warmer weather
• Expand India facility to nameplate capacity of 100MGY
• Increase food product sales by fractionation of natural oils, using the non-food component as feedstock for chemicals and fuels
• Deploy integrated Aemetis BiorefineryTM at sugarcane and ethanol plants in India, Brazil and China. The Keyes biofuel plant retrofitted by Aemetis in 2010/2011 was originally designed and constructed by Praj Industries of India, an engineering firm and contractor that has built 450 ethanol plants worldwide
Strategy—India/Brazil/China
• Entered into agreement with leading ethanol marketing company for sale and distribution of ethanol produced at Keyes plant
• Marketing company sells product directly to companies that blend ethanol with refined gasoline
• Chevron and Valero are largest customers for existing Aemetis renewable fuels production
• Market isoprene to synthetic rubber customers in North America/Asia/Europe
Sales and Marketing
North America Segment
India Segment
• Began selling methyl esters in November 2008 to textile plants as anti-static chemical, industrial users, resellers, blenders, distributors and refiners. Sells both directly and through brokers. Markets and sells glycerin to pharmaceutical, paint and food customers

Financial Overview
• Funding: 80% Biorefinery Expansion Loan + 20% Equity from Aemetis
• Technology: License for Aemetis microbial and enzyme production process
• Management: Engineering/Construction management of facility upgrades
• Professional Services: Train plant operators and supervisors
• Chemical and Fuels Marketing: Long-term contracts for products
Aemetis Biorefinery™ Provides Value to Existing Plants
Aemetis Biorefinery Joint Venture Strategy/Indicative Terms
• Joint venture with corn/sugarcane ethanol plants
 - Loan is repaid with interest
 - Aemetis is repaid invested capital plus 10% interest rate
 – Aemetis receives 75% of ongoing operating cash flow from joint venture
 – Aemetis markets chemicals and advanced fuels for 1% fee
Aemetis has limited cash resources for purposes of executing its business strategy. The Company is seeking to raise additional funds through a private offering of equity or debt securities. To date, capital has been obtained from unrelated parties and from the Company’s significant shareholders through both the issuance of secured and unsecured debt and the sale of equity securities. The Company is seeking to raise additional funds through a private offering of equity or debt securities. There is no certainty that any such offering will be successful in which case the Company would seek additional funding from existing stockholders and debt holders.
The foregoing does not constitute an offer to sell or the solicitation of an offer to purchase securities under any U.S. federal or state securities laws. Any such offer to sell or solicitation of offers to purchase will be made only to qualified investors in a manner that complies with all U.S. federal and state securities laws.

Management Team and Board of Directors
Management
Board of Directors
Eric A. McAfee—Chairman and CEO
Silicon Valley entrepreneur and venture capitalist with lifelong commitment to agriculture and renewable energy. Founding shareholder of $800 million revenues
Pacific Ethanol ($85m Bill Gates equity). Founding shareholder of several publicly-
held energy companies: Evolution Petroleum, Pacific Asia Petroleum, Particle Drilling
Technologies, World Waste Technologies and Solargen Energy. Has funded more than twenty-five companies as principal investor, and has founded seven public companies with a combined high market value of $4 billion.
Andy Foster—EVP and President of Aemetis Advanced Fuels
Since joining Aemetis in 2006, Andy Foster has held senior leadership positions including Senior Vice President, Chief Operating Officer and his current role as
President of the advanced fuels business of the company. Previously, he served as an executive at Marimba, Cadence Design Systems, and eSilicon Corporation. From
1989 to 1992, he served in the George H.W. Bush White House, and was Deputy
Chief of Staff for Illinois Governor Edgar.
Todd Waltz, CPA—EVP and Chief Financial Officer
Joined Aemetis in 2007 as Corporate Controller and became CFO in 2010.
Previously held senior financial management roles with Apple, Inc. for 12 years. Prior to Apple, worked with Ernst & Young and Litton Industries.
Sanjeev Gupta—President, Aemetis International
Joined Aemetis in 2007 as head of Biofuels Marketing and became Managing Director of Universal Biofuels subsidiary in India in 2008. Experienced global marketer of specialized chemicals and oils. Previously head of petrochemical trading company with about $250 million of annual revenues and offices on several continents.
Previously General Manager of International Marketing for Britannia Industries, a
subsidiary of Nabisco Brands, in India.
Eric A. McAfee—Chairman and CEO
(see Management)
Harold Sorgenti—Board Member
Appointed to the Board in November 2007. Since 1998, principal of Sorgenti Investment
Partners, a company engaged in pursuing chemical investment opportunities. Prior to forming Sorgenti Investment Partners, served distinguished career that included position of
President/CEO of ARCO Chemical Company 1979-1991. Founder of Freedom Chemical
Company.
John Block—Board Member
Served as Secretary of US Department of Agriculture from 1981-1985 as a member of
Ronald Reagan Cabinet. Currently Senior Legislative Advisor at Olsson Frank Weeda
Terman Bode Matz, P.C. Formerly member of Board of Directors of John Deere & Co. and
Hormel Foods Corp. January 2002-January 2005, served as Executive Vice President of
Food Marketing Institute. February 1986-January 2002, served as President of Food
Distributors International.
Michael L. Peterson—Board Member
Has worked in the securities industry in various capacities for nearly twenty years. For majority of career, was employed by Goldman Sachs & Co. Also worked for Merrill Lynch.
Served as managing partner of American Institutional Partners, LLC. Founded Pascal
Investments, a private equity firm.
Dr. Steve Hutcheson, PhD
Founder of industrial biotechnology company Zymetis which was acquired in 2011 by
Aemetis. Dr. Hutcheson is a recognized leader in the field of bacterial molecular biology and is the world’s foremost authority on certain bacterium from which the company derives its unique intellectual property. Dr. Hutcheson has more than 211 formal research presentations and publications, multiple patents granted with seven patents pending, and has served on 18 advisory panels for Federal funding agencies. Dr. Hutcheson earned his
Ph.D. from the University of California, Berkeley and served for 25 years at the University of Maryland as a professor in the Department of Cell Biology and Molecular Genetics.